EXHIBIT 10.1

                               EXTENSION AGREEMENT
                                       for
                            REALTY INCOME CORPORATION
                                 CREDIT FACILITY


     This Extension Agreement dated as of April 25, 2001 is entered into between Realty Income Corporation (the "Company") and ("the Extending Bank").

     1. Reference is made to:

        (a) The Revolving Credit Agreement dated as of December 14, 1999 among the Company, the Banks named therein (including the Extending Bank), The Bank of New York, First Union National Bank, Wells Fargo Bank, National Association, Bank of Montreal, and BNY Capital Markets, Inc., as amended by Amendment No.1 dated as of January 21, 2000 (as so amended and as hereafter amended, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

        (b) The letter dated April 2, 2001 from the Company to the Extending Bank (the "Request Letter") in which the Company has requested the Extending Bank to extend the Termination Date with respect to the Extending Bank from the current date of December 30, 2002 to December 30, 2003.

     2. Pursuant to the Request Letter, the Extending Bank hereby agrees, effective as of the Extension Effective Date (as defined below), that the Termination Date with respect to the Extending Bank shall be December 30, 2003.

     3. This Extension Agreement shall become effective as of the date (the "Extension Effective Date") not later than May 25, 2001 on which both:

        (a) The Company shall have paid the Extending Bank an extension fee of 10 basis points (0.10%) of the Extending Bank's Commitment; and

        (b) Banks having in the aggregate 66 2/3% or more of the Total Commitments shall have entered into Extension Agreements substantially in the form of this Extension Agreement, and such Extension Agreements shall have become effective.

     4. In order to induce the Bank to agree to extend the Termination Date, the Company makes the following representations and warranties which shall survive the execution and delivery of this Extension Agreement:

        (a) No Default has occurred and is continuing; and

        (b) Each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct as though such representations and warranties were made at and as of the Extension Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case


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     such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive as provided herein and not be waived by the execution and delivery of this Extension Agreement.

     5. Pursuant to Section 5-1401 of the New York General Obligations Law, this Extension Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF the Company and the Extending Bank have caused this Extension Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                        REALTY INCOME CORPORATION

                                        By   /s/Michael R. Pfeiffer
                                            -------------------------------
                                            Name:  Michael R. Pfeiffer
                                            Title: Executive Vice President,
                                                   General Counsel


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By:
                                            -------------------------------
                                            Name:  Susan Rosenblatt
                                            Title: Vice President


                                        AMSOUTH BANK

                                        By:
                                            -------------------------------
                                            Name:  Katherine M. Allen
                                            Title: Vice President


                                        BANK OF MONTREAL

                                        By:
                                            -------------------------------
                                            Name:  Thomas A. Batterham
                                            Title: Director


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                                        THE BANK OF NEW YORK

                                        By:
                                            -------------------------------
                                            Name:  Elizabeth T. Ying
                                            Title: Vice President


                                        FIRST UNION NATIONAL BANK

                                        By:
                                            -------------------------------
                                            Name:  Daniel S. Sullivan
                                            Title: Managing Director


                                        SANWA BANK CALIFORNIA

                                        By:
                                            -------------------------------
                                            Name:  Phillip E. Lombardi
                                            Title: Vice President

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